SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement

[ ] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ] Definitive Proxy Statement

[X] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Section 240.14a-12

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Eaton Vance New York Municipal Income Trust (Name of Registrant as Specified in Its Charter)

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(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

(1) Title of each class of securities to which transaction applies:

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(2) Aggregate number of securities to which transaction applies:

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(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(4) Proposed maximum aggregate value of transaction:

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(5) Total fee paid:

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[ ] Fee paid previously with preliminary materials.

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[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount previously paid:

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(2) Form, Schedule or Registration Statement no.:

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(3) Filing Party:

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(4) Date Filed:

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IMPORTANT NOTICE

Re: Eaton Vance New York Municipal Income Trust

Dear Shareholder:

We need to speak with you regarding a very important matter concerning your investment in Eaton Vance New York Municipal Income Trust. This matter pertains to an important operating initiative for the Fund.

It is very important that we speak to you regarding this matter at your earliest convenience.

Please contact us toll-free at (800) 791-3319 between 9:00 a.m. and 10:00 p.m. Eastern Time Monday through Friday. At the time of the call, please reference the number listed below.

INVESTOR ID: “TAG ID”

The call will only take a few moments of your time and there is no confidential information required.

Thank you for your time and consideration.

Sincerely,

Thomas J. Nader
Executive Vice President AST Fund Solutions, LLC

48 Wall Street, New York, NY 10005

* If approved by Fund shareholders, the Liquidation would allow shareholders of the Fund’s Common Shares to realize full net asset value (after the costs of the Liquidation) for their Common Shares.

* If approved by Fund shareholders, the Liquidation would allow shareholders of the Fund’s Common Shares to realize full net asset value (after the costs of the Liquidation) for their Common Shares.